UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Investment Commentary and

Semi-Annual Repor t

Legg Mason Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Opportunity Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market outlook

During the second quarter of 2012, equity returns cooled from the torrid pace set during the first quarter as some macro economic data pointed to slowing growth and the European sovereign debt crisis returned to headlines. Stocks sold off early in the quarter as the Federal Reserve Board (“Fed”)i indicated a diminishing appetite for further easing; saying additional action would require “severe circumstances.” Additionally, March, April and May non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Compounded with the European sovereign debt crisis, demand for commodities collapsed sending oil down -18% in May alone. Reports postulating a “Grexit,” Greece exiting the euro currency, swirled during the quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. Specifically, the Fed added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. The program aims to lower long-term rates, which should help ease strain on the financial system and spur lending. Spain announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June EU summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for the European Financial Stability Facility and the European Financial Stabilization Mechanism, EU bailout funds. The unconventional efforts late in the quarter resulted in equities posting their best June gains since 1999. Despite weakening financial conditions that resulted in government intervention, two-thirds of S&P 500 companies reported consensus beating operating earnings, with 10% meeting expectations. Health Care stocks reacted to reports and speculation surrounding the Affordable Care Act, colloquially known as health care reform or “Obamacare.” Ultimately, the Supreme Court voted five to four in favor of the individual mandate, because the Constitution grants Congress the power to levy taxes.

Although equities posted one of the strongest June returns in over a decade, second quarter returns eroded the first quarter’s gains, with the Dow losing 1.9%, the S&P 500 shedding -2.8%, and the technology-heavy Nasdaq composite trading

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Opportunity Trust	III

down 4.8%. The best performing sectors during the second quarter were Telecomm Services and Utilities, returning 14.1% and 6.6% respectively, while Consumer Staples gained 2.9% and Health Care jumped 1.8%. On the other hand, in the second quarter Consumer Discretionary, Industrials, and Materials lost between 2.6% and 4.2%. Energy, Financials and Information Technology posted the largest losses of Q2, falling 6.0%, 6.8% and 6.7%, respectively. Large-cap stocks outperformed small-cap, which outperformed mid-cap names. Specifically, the large-cap Russell 1000 Indexii dropped 3.1%, the small-cap Russell 2000 Indexiii traded down 3.5% and the mid-cap Russell Midcap Indexiv lost 4.2%% during the quarter. Value stocks outpaced their growth counterparts, as the Russell 1000 Value Indexv shed 2.2%, compared to the 4.0% slide in the Russell 1000 Growth Indexvi.

After the strongest first quarter since 1998, the market gave back some of its gains in the second quarter and Legg Mason Capital Management Opportunity Trust trailed the market, but still ended up approximately 19% for the six months ended June 30, 2012 and 1,000 basis pointsvii ahead of its benchmark, the S&P 500 Indexviii. Underlying performance trends have improved significantly this year. The Fund’s relative performance is better than last year in up markets and in down markets. So far this year, the market peaked on April 2nd. From the beginning of the year through the market peak, the S&P 500 Index rose 13.4% and the Fund rose 26.7% or 2.0x the market level. From that point, the S&P 500 Index fell 9.6% to its low on June 4th while the Fund fell 16.5% or 1.7x the market level. So, the Fund didn’t give back as much in the decline as it captured in the advance; and the relative performance in the decline is nearly 30% better than last year’s peak-to-trough relative performance. Additionally, the Fund has outperformed the market 60% of all the days this year — it has only done better on this metric in one other first half (2003) since inception. What’s more relevant to investment decision-making though, is why the Fund is acting better, and whether it’s sustainable.

We believe there are two big factors accounting for this change. First, solid corporate performance coupled with languishing stocks result in extremely low implied expectations. Warren Buffett once stated, “What’s the secret of a good marriage? It's not looks, nor intelligence, nor money — it’s low expectations." The stock market is exactly the same; the key to a good market is low expectations. According to Nomura1, current valuations imply the market’s earnings growth will be a negative 2-3% per year going forward, a far cry from the historical long-term average of +7.1%. They calculate an attractive risk-reward here, with 25% upside for the market if implied growth returns to only 2.5%, less than half historical levels!

Investors have been purging stocks. Since 2008, more than $1 trillion has been moved from equity funds to bond funds. Long only equity funds had redemptions every week in the second quarter, the longest streak since December 2008. The AAII survey of individual investors has shown more bears than bulls for eight straight weeks, the longest since the first quarter of 2009, according to Murphy Insights. The Chicago Board Options Exchange put/call ratio has been above 0.90 every day since May 1, 2012 and was as high as 1.15 early last week.

The other big difference from prior years is one we’ve mentioned before. Housing continues to get much, much better. You

[1]	Entity is not a Legg Mason, Inc. affiliate.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Opportunity Trust

Investment commentary (cont’d)

can see it in the headlines, the fundamentals and the stock performance. In the pullback this year, the Dow Jones U.S. Select Home Builders Indexix outperformed the market, falling only 5.6% versus the market’s 9.6%. Last year, it was down twice as much as the market in the peak-to-trough decline. Something is definitely different. Affordability remains great, volumes have rebounded in most locations and now prices are starting to follow. Recently, there were even some front page articles highlighting the recovery. Confidence about housing continues to grow. Credit availability hampers the pace of improvement, but solid progress continues in spite of that. As UCLA’s Edward Leamer’s paper “Housing IS the Business Cycle” details, housing plays a prominent role in the economy. The importance of a housing recovery can’t be overstated.

We continue to think our deep value portfolio offers significant embedded outperformance over the long-term. The portfolio trades at a deep discount to the market on earnings, cash flow, sales and book value while offering a higher dividend yield and significantly higher growth. Despite our optimism about the long-term prospects for the portfolio, we continue to take actions to protect against downside volatility. In that vein, we recently implemented a put spread that should help hedge against a large downside market move and we may do more. The portfolio performs well in strong markets and we continue to make progress on improving downside protection without sacrificing upside.

Samantha McLemore, CFA

Assistant Portfolio Manager

Legg Mason Capital Management, LLC

July 18, 2012

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2011 were: Financials (35.2%), Consumer Discretionary (24.6%), Information Technology (17.2%), Industrials (11.3%) and Health Care (5.9%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Opportunity Trust	V

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[v]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

viii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ix	The Dow Jones U.S. Select Home Builders Index measures the performance of constructors of residential homes, including manufacturers of mobile and prefabricated homes intended for use in one place.

The Investment Commentary is not a part of the Semi-Annual Report.

June 30, 2012

Semi-Annual Repor t

Legg Mason Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Opportunity Trust for the six-month reporting period ended June 30, 2012.

Total returns for the Fund, excluding sales charges, for the six-month period ended June 30, 2012 are presented below, along with those of the Fund’s unmanaged benchmark, the S&P 500 Indexi, and Lipper peer group:

Performance Snapshot as of June 30, 2012 (excluding sales charges) (unaudited)
6 months
Legg Mason Capital Management Opportunity Trust:
Class A	19.32%
Class C	18.83%
Class R	18.85%
Class FI	19.34%
Class I	19.49%
S&P 500 Index	9.49%
Lipper Mid-Cap Value Funds Category Average[1]	6.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 2.02%, 2.80%, 2.42%, 2.07% and 1.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Special shareholder notice

As previously announced, the Fund's Board approved an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a series of a newly organized Maryland statutory trust, Legg Mason Investment Trust. This reorganization occurred on April 30, 2012. Prior to April 30, 2012, the Fund was organized as a series of a Maryland corporation, Legg Mason Investment Trust, Inc.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 253 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Letter to our shareholders (cont’d)

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

July 27, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The adviser’s investment style may become out of favor and/or the adviser’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	19.32%	$1,000.00	$1,193.20	1.36%	$7.42	Class A	5.00%	$1,000.00	$1,018.10	1.36%	$6.82
Class C	18.83	1,000.00	1,188.30	2.23	12.13	Class C	5.00	1,000.00	1,013.77	2.23	11.17
Class R	18.85	1,000.00	1,188.50	2.10	11.43	Class R	5.00	1,000.00	1,014.42	2.10	10.52
Class FI	19.34	1,000.00	1,193.40	1.40	7.63	Class FI	5.00	1,000.00	1,017.90	1.40	7.02
Class I	19.49	1,000.00	1,194.90	1.02	5.57	Class I	5.00	1,000.00	1,019.79	1.02	5.12

[1]	For the six months ended June 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2012

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Common Stocks — 102.5%
Consumer Discretionary — 21.4%
Hotels, Restaurants & Leisure — 2.3%
Boyd Gaming Corp.	3,000,000	$21,600,000	*
Household Durables — 13.4%
KB HOME	3,150,000	30,870,000
Lennar Corp., Class A Shares	1,500,000	46,365,000	(a)
Pulte Homes Inc.	4,400,000	47,080,000	*
Total Household Durables		124,315,000
Internet & Catalog Retail — 5.7%
Amazon.com Inc.	115,000	26,260,250	*(b)
Groupon Inc.	2,450,000	26,043,500	*
Total Internet & Catalog Retail		52,303,750
Total Consumer Discretionary		198,218,750
Energy — 2.6%
Oil, Gas & Consumable Fuels — 2.6%
Chesapeake Energy Corp.	1,300,000	24,180,000	(a)
Financials — 35.2%
Capital Markets — 11.0%
Apollo Investment Corp.	1,585,224	12,174,521
Ares Capital Corp.	1,884,495	30,076,540	(a)
E*TRADE Financial Corp.	1,621,900	13,040,076	*
Ellington Financial LLC	1,771,945	37,494,356	(c)
Morgan Stanley	600,000	8,754,000
Total Capital Markets		101,539,493
Commercial Banks — 2.8%
Synovus Financial Corp.	13,300,000	26,334,000
Diversified Financial Services — 4.6%
Bank of America Corp.	2,014,000	16,474,520	(a)
Citigroup Inc.	940,500	25,779,105	(a)
Total Diversified Financial Services		42,253,625
Insurance — 8.2%
Assured Guaranty Ltd.	2,000,000	28,200,000	(b)
Genworth Financial Inc., Class A Shares	4,041,100	22,872,626	*(a)
Hartford Financial Services Group Inc.	1,400,000	24,682,000	(a)
Total Insurance		75,754,626
Real Estate Investment Trusts (REITs) — 5.9%
American Capital Agency Corp.	379,900	12,768,439	(a)
American Capital Mortgage Investment Corp.	375,770	8,973,387

See Notes to Financial Statements.

6	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Annaly Capital Management Inc.	719,800	$12,078,244	(a)
Hatteras Financial Corp.	300,000	8,580,000
Invesco Mortgage Capital Inc.	664,900	12,194,266
Total Real Estate Investment Trusts (REITs)		54,594,336
Real Estate Management & Development — 0.2%
Domus Co. Investment Holdings LLC	95,000,000	2,147,000	(d)(e)(f)
Thrifts & Mortgage Finance — 2.5%
MGIC Investment Corp.	7,900,000	22,752,000	*
Total Financials		325,375,080
Health Care — 5.9%
Biotechnology — 0.5%
Dendreon Corp.	600,000	4,440,000	*
Health Care Equipment & Supplies — 1.6%
Boston Scientific Corp.	2,600,000	14,742,000	*
Health Care Providers & Services — 3.0%
CIGNA Corp.	400,000	17,600,000	(a)
HCA Holdings Inc.	335,000	10,194,050	(a)
Total Health Care Providers & Services		27,794,050
Pharmaceuticals — 0.8%
BG Medicine Inc.	657,486	4,589,252	*
Teva Pharmaceutical Industries Ltd., ADR	68,700	2,709,528
Total Pharmaceuticals		7,298,780
Total Health Care		54,274,830
Industrials — 11.3%
Airlines — 11.3%
Delta Air Lines Inc.	2,600,000	28,470,000	*(a)
United Continental Holdings Inc.	1,700,000	41,361,000	*(a)
US Airways Group Inc.	2,600,000	34,658,000	*
Total Industrials		104,489,000
Information Technology — 16.8%
Computers & Peripherals — 8.1%
Apple Inc.	70,000	40,880,000	*(a)
Hewlett-Packard Co.	590,000	11,864,900
Seagate Technology PLC	900,000	22,257,000	(a)
Total Computers & Peripherals		75,001,900
Electronic Equipment, Instruments & Components — 1.3%
Universal Display Corp.	335,000	12,039,900	*

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	7

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Internet Software & Services — 2.1%
Market Leader Inc.	3,901,310	$19,818,655	*(c)
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp.	400,000	10,660,000	(a)
NXP Semiconductors NV	291,600	6,779,700	*
Teradyne Inc.	1,090,000	15,325,400	*
Total Semiconductors & Semiconductor Equipment		32,765,100
Software — 1.7%
Microsoft Corp.	450,000	13,765,500	(a)
ServiceNow Inc.	64,300	1,581,780	*
Total Software		15,347,280
Total Information Technology		154,972,835
Investment Funds — 4.6%
Aston Capital Partners, LP	1,298,299	1,068,890	(d)(e)(f)
Pangaea One, LP	51,218,258	41,906,779	(c)(d)(e)(f)
Total Investment Funds		42,975,669
Telecommunication Services — 4.7%
Diversified Telecommunication Services — 1.3%
Level 3 Communications Inc.	545,000	12,071,750	*(a)
Wireless Telecommunication Services — 3.4%
Clearwire Corp., Class A Shares	2,425,358	2,716,401	*
Sprint Nextel Corp.	8,700,000	28,362,000	*
Total Wireless Telecommunication Services		31,078,401
Total Telecommunication Services		43,150,151
Total Common Stocks (Cost — $901,171,651)		947,636,315
Convertible Preferred Stocks — 2.8%
Consumer Discretionary — 2.8%
Automobiles — 1.8%
General Motors Co.	493,266	16,376,431
Media — 1.0%
Glam Media Inc., Series M1	1,590,393	8,254,140	(d)(e)(f)
Glam Media Inc., Series M1 (Escrow)	113,600	530,625	(d)(e)(f)
Glam Media Inc., Series M2 (Escrow)	113,599	471,663	(d)(e)(f)
Total Media		9,256,428
Total Consumer Discretionary		25,632,859
Information Technology — 0.0%
Internet Software & Services — 0.0%
Sermo Inc., Series C	2,783,874	3	(c)(d)(e)(f)
Total Convertible Preferred Stocks (Cost — $64,464,267)		25,632,862

See Notes to Financial Statements.

8	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Capital Management Opportunity Trust

Security			Face Amount	Value
Convertible Demand Notes — 0.4%
Information Technology — 0.4%
Internet Software & Services — 0.4%
Sermo Inc.			$1,222,445	$2,200,401	(c)(d)(e)(f)
Sermo Inc.			488,978	977,956	(c)(d)(e)(f)
Total Convertible Demand Notes (Cost — $1,711,423)				3,178,357

	Rate	Maturity Date
Corporate Bonds & Notes — 0.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Glam Media Inc.	9.000%	12/3/13	3,486,219	3,486,219	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	12/3/13	249,016	224,114	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	6/1/14	249,015	199,212	(d)(e)(f)
Total Corporate Bonds & Notes (Cost — $7,423,579)				3,909,545

		Expiration Date	Contracts
Purchased Options — 0.6%
S&P 500 Index, Put @ $1,250 (Cost — $7,598,448)		12/31/12	1,296	5,702,400

			Warrants
Warrants — 2.2%
JPMorgan Chase and Co. (Cost — $22,736,635)		10/28/18	2,090,900	20,428,093	*
Total Investments before Short-term Investments (Cost — $1,005,106,003)				1,006,487,572

		Maturity Date	Face Amount
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
Interest in $1,000,000,000 joint tri-party repurchase agreement dated 6/29/12 with RBS Securities Inc.; Proceeds at maturity —$2,906,039; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.280% due 7/16/12 to 1/10/25; Market value —$2,964,123) (Cost — $2,906,000)	0.160%	7/2/12	$2,906,000	2,906,000
Total Investments — 109.2% (Cost — $1,008,012,003#)				1,009,393,572
Liabilities in Excess of Other Assets — (9.2)%				(84,765,198)
Total Net Assets — 100.0%				$924,628,374

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	9

Legg Mason Capital Management Opportunity Trust

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 7).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2012, the total market value of Affiliated Companies was $102,398,150, and the cost was $134,718,438.

(d)	Illiquid security.

(e)	Restricted security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
S&P 500 Index, Put (Premiums received — $2,588,054)	12/31/12	$1,050.00	1,296	$2,592,000	†

†	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Financial Statements.

10	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments in unaffiliated securities, at value (Cost — $873,293,565)	$906,995,422
Investments in affiliated securities, at value (Cost — $134,718,438)	102,398,150
Cash	1,615
Receivable for securities sold	10,160,644
Dividends and interest receivable	2,634,667
Receivable for Fund shares sold	247,718
Prepaid expenses	53,358
Total Assets	1,022,491,574

Liabilities:
Loan payable (Note 7)	90,000,000
Written options, at value (premiums received — $2,588,054)	2,592,000
Payable for Fund shares repurchased	1,719,419
Payable for securities purchased	1,157,400
Investment management fee payable	562,729
Service and/or distribution fees payable	495,650
Interest payable	73,796
Trustees’ fees payable	256
Accrued expenses	1,261,950
Total Liabilities	97,863,200
Total Net Assets	$924,628,374

Net Assets:
Par value (Note 8)	$1,059
Paid-in capital in excess of par value	3,101,742,196
Undistributed net investment income	12,211,839
Accumulated net realized loss on investments and written options	(2,190,704,343)
Net unrealized appreciation on investments and written options	1,377,623
Total Net Assets	$924,628,374

Shares Outstanding:
Class A	4,922,422
Class C	72,219,431
Class R	403,723
Class FI	2,587,036
Class I	25,745,728

Net Asset Value:
Class A (and redemption price)	$8.70
Class C*	$8.52
Class R (and redemption price)	$8.88
Class FI (and redemption price)	$9.01
Class I (and redemption price)	$9.32
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.23

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Dividends from unaffiliated investments	$9,813,268
Dividends from affiliated investments	2,542,668
Interest	19,193
Less: Foreign taxes withheld	(15,559)
Total Investment Income	12,359,570

Expenses:
Investment management fee (Note 2)	3,721,792
Service and/or distribution fees (Notes 2 and 5)	3,323,779
Transfer agent fees (Note 5)	894,438
Interest expense (Note 7)	576,666
Legal fees	123,864
Trustees’ fees	57,813
Registration fees	43,316
Fund accounting fees	42,208
Audit and tax	30,428
Shareholder reports	30,240
Insurance	15,736
Custody fees	101
Miscellaneous expenses	65,866
Total Expenses	8,926,247
Net Investment Income	3,433,323

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(138,888,993)	[1]
Written options	1,736,723
Net Realized Loss	(137,152,270)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	299,091,582
Written options	(1,696,171)
Change in Net Unrealized Appreciation (Depreciation)	297,395,411
Net Gain on Investments and Written Options	160,243,141
Increase in Net Assets from Operations	$163,676,464

[1]	Includes $(1,541,422) of net realized loss on the sale of shares of Affiliated Companies.

See Notes to Financial Statements.

12	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$3,433,323	$2,449,097
Net realized loss	(137,152,270)	(41,198,349)
Change in net unrealized appreciation (depreciation)	297,395,411	(533,215,772)
Increase (Decrease) in Net Assets From Operations	163,676,464	(571,965,024)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(3,500,004)
Decrease in Net Assets From Distributions to Shareholders	—	(3,500,004)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	38,267,795	115,230,333
Reinvestment of distributions	—	3,213,633
Cost of shares repurchased	(148,348,965)	(625,934,019)
Decrease in Net Assets From Fund Share Transactions	(110,081,170)	(507,490,053)
Increase (Decrease) in Net Assets	53,595,294	(1,082,955,081)

Net Assets:
Beginning of period	871,033,080	1,953,988,161
End of period*	$924,628,374	$871,033,080
* Includes undistributed net investment income of:	$12,211,839	$8,778,516

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2012

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$163,676,464
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(172,611,942)
Proceeds from sales of portfolio securities	330,227,770
Net purchases and maturities of short-term investments	(2,906,000)
Cash paid for purchased options	(7,598,448)
Increase in receivable for securities sold	(2,676,882)
Increase in dividends and interest receivable	(40,068)
Decrease in prepaid expenses	23,880
Increase in payable for securities purchased	137,114
Decrease in investment management fee payable	(33,874)
Increase in Trustees’ fees payable	256
Decrease in interest payable	(353,212)
Increase in accrued expenses	38,899
Increase in premiums received from written options	851,331
Net realized loss on investments	138,888,993
Change in unrealized appreciation/depreciation of investments and written options	(297,395,411)
Net Cash Provided by Operating Activities*	150,228,870

Cash Used by Financing Activities:
Net payment on shares redeemed	(114,357,937)
Decrease in loan payable	(36,000,000)
Net Cash Used by Financing Activities	(150,357,937)
Net Decrease in Cash	(129,067)
Cash at beginning of period	130,682
Cash at end of period	$1,615

*	Included in operating expenses is cash of $929,878 paid for interest on borrowings .

See Notes to Financial Statements.

14	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011[3]	2010[3]	2009[3,4]

Net asset value, beginning of period	$7.30	$11.18	$9.52	$4.89

Income (loss) from operations:
Net investment income (loss)	0.05	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	1.35	(3.89)	1.68	4.62
Total income (loss) from operations	1.40	(3.83)	1.66	4.63

Less distributions from:
Net investment income	—	(0.05)	—	—
Total distributions	—	(0.05)	—	—

Net asset value, end of period	$8.70	$7.30	$11.18	$9.52
Total return[5]	19.32%	(34.40)%	17.44%	94.68%

Net assets, end of period (000s)	$42,849	$39,312	$95,232	$85,327

Ratios to average net assets:
Gross expenses[6]	1.36%[7]	1.34%	1.31%	1.41%[7]
Net expenses[6,8]	1.36 [7]	1.34	1.31	1.41 [7]
Net investment income (loss)	1.22 [7]	0.61	(0.20)	0.14 [7]

Portfolio turnover rate	17%	33%	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4]	2008[4]	2007[4]

Net asset value, beginning of period	$7.17	$11.02	$9.45	$5.16	$16.86	$18.94

Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)	(0.10)	(0.03)	(0.10)	(0.19)
Net realized and unrealized gain (loss)	1.34	(3.84)	1.67	4.32	(10.01)	(0.11)
Total income (loss) from operations	1.35	(3.85)	1.57	4.29	(10.11)	(0.30)

Less distributions from:
Net investment income	—	—	—	—	(0.00) [5]	—
Net realized gains	—	—	—	—	(1.59)	(1.78)
Total distributions	—	—	—	—	(1.59)	(1.78)

Net asset value, end of period	$8.52	$7.17	$11.02	$9.45	$5.16	$16.86
Total return[6]	18.83%	(34.94)%	16.61%	83.14%	(65.49)%	(1.57)%

Net assets, end of period (000s)	$615,002	$596,963	$1,357,924	$1,423,839	$984,198	$4,632,504

Ratios to average net assets:
Gross expenses[7]	2.23%[8]	2.12%	2.08%	2.05%	2.22%	2.36%
Net expenses[7,9]	2.23 [8]	2.12	2.08	2.05	2.22	2.36
Net investment income (loss)	0.34 [8]	(0.15)	(0.97)	(0.41)	(0.86)	(0.93)

Portfolio turnover rate	17%	33%	29%	25%	52%	44%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]	2011[3]	2010[3]	2009[3]	2008[3]	2007[3]

Net asset value, beginning of period	$7.48	$11.47	$9.80	$5.33	$17.27	$19.28

Income (loss) from operations:
Net investment income (loss)	0.02	0.02	(0.06)	(0.01)	(0.11)	0.05
Net realized and unrealized gain (loss)	1.38	(4.00)	1.73	4.48	(10.24)	(0.28)
Total income (loss) from operations	1.40	(3.98)	1.67	4.47	(10.35)	(0.23)

Less distributions from:
Net investment income	—	(0.01)	—	—	—	—
Net realized gains	—	—	—	—	(1.59)	(1.78)
Total distributions	—	(0.01)	—	—	(1.59)	(1.78)

Net asset value, end of period	$8.88	$7.48	$11.47	$9.80	$5.33	$17.27
Total return[4]	18.85%	(34.71)%	17.04%	83.86%	(65.32)%	(1.18)%

Net assets, end of period (000s)	$3,587	$3,948	$16,682	$15,249	$6,810	$11,535

Ratios to average net assets:
Gross expenses[5]	2.10%[6]	1.74%	1.67%	1.71%	1.88%	2.36%
Net expenses[5,7]	2.10 [6]	1.74	1.67	1.71	1.88	2.36
Net investment income (loss)	0.49 [6]	0.16	(0.56)	(0.08)	(0.95)	0.24

Portfolio turnover rate	17%	33%	29%	25%	52%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4]	2008[4]	2007[4]

Net asset value, beginning of period	$7.55	$11.56	$9.86	$5.37	$17.33	$19.28

Income (loss) from operations:
Net investment income (loss)	0.06	0.06	(0.04)	0.01	0.05	(0.03)
Net realized and unrealized gain (loss)	1.40	(4.03)	1.74	4.48	(10.42)	(0.14)
Total income (loss) from operations	1.46	(3.97)	1.70	4.49	(10.37)	(0.17)

Less distributions from:
Net investment income	—	(0.04)	—	—	—	—
Net realized gains	—	—	—	—	(1.59)	(1.78)
Total distributions	—	(0.04)	—	—	(1.59)	(1.78)

Net asset value, end of period	$9.01	$7.55	$11.56	$9.86	$5.37	$17.33
Total return[5]	19.34%	(34.47)%	17.24%	83.61%	(65.20)%	(0.87)%

Net assets, end of period (000s)	$23,306	$10,953	$23,527	$32,355	$20,483	$1,705,269

Ratios to average net assets:
Gross expenses[6]	1.40%[7]	1.39%	1.46%	2.37%	1.50%	1.67%
Net expenses[6,8]	1.40 [7]	1.39	1.46	1.59 [9]	1.50	1.67
Net investment income (loss)	1.45 [7]	0.55	(0.36)	0.07	0.38	(0.16)

Portfolio turnover rate	17%	33%	29%	25%	52%	44%

[1]	On October 5, 2009, Financial Intermediary shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4]	2008[4]	2007[4]

Net asset value, beginning of period	$7.80	$11.94	$10.14	$5.47	$17.59	$19.48

Income (loss) from operations:
Net investment income	0.07	0.10	0.01	0.05	0.02	0.03
Net realized and unrealized gain (loss)	1.45	(4.15)	1.79	4.62	(10.55)	(0.14)
Total income (loss) from operations	1.52	(4.05)	1.80	4.67	(10.53)	(0.11)

Less distributions from:
Net investment income	—	(0.09)	—	—	—	—
Net realized gains	—	—	—	—	(1.59)	(1.78)
Total distributions	—	(0.09)	—	—	(1.59)	(1.78)

Net asset value, end of period	$9.32	$7.80	$11.94	$10.14	$5.47	$17.59
Total return[5]	19.49%	(34.15)%	17.75%	85.37%	(65.15)%	(0.55)%

Net assets, end of period (000s)	$239,884	$219,857	$460,623	$407,109	$224,036	$979,708

Ratios to average net assets:
Gross expenses[6]	1.02%[7]	0.99%	1.01%	0.99%	1.18%	1.32%
Net expenses[6,8]	1.02 [7]	0.99	1.01	0.99	1.18	1.32
Net investment income	1.56 [7]	0.98	0.12	0.63	0.15	0.16

Portfolio turnover rate	17%	33%	29%	25%	52%	44%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Opportunity Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Investment Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

20	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$323,228,080	—	$2,147,000	$325,375,080
Investment funds	—	—	42,975,669	42,975,669
Other common stocks	579,285,566	—	—	579,285,566
Convertible preferred stocks:
Consumer discretionary	16,376,431	—	9,256,428	25,632,859
Information technology	—	—	3	3
Convertible demand notes	—	—	3,178,357	3,178,357
Corporate bonds & notes	—	—	3,909,545	3,909,545
Purchased options	5,702,400	—	—	5,702,400
Warrants	20,428,093	—	—	20,428,093
Total long-term investments	$945,020,570	—	$61,467,002	$1,006,487,572
Short-term investments†	—	$2,906,000	—	2,906,000
Total investments	$945,020,570	$2,906,000	$61,467,002	$1,009,393,572

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$2,592,000	—	$2,592,000

†	See Schedule of Investments for additional detailed categorizations.

22	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Convertible Preferred Stocks	Convertible Demand Notes	Corporate Bonds & Notes	Total
Balance as of December 31, 2011	$39,531,031	$10,666,361	$855,711	$3,834,841	$54,887,944
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(2,691,143)	(1,409,930)	1,833,668	74,704	(2,192,701)
Purchases	8,282,781	—	488,978	—	8,771,759
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of June 30, 2012	$45,122,669	$9,256,431	$3,178,357	$3,909,545	$61,467,002
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[1]	$(2,691,143)	$(1,409,930)	$1,833,668	$74,704	$(2,192,701)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/12	Valuation Technique(s)	Unobservable Input(s)	Range
Limited Partnership Interests (classified as Common Stock)	$41,906,779	NAV of Limited Partnership Interest	Liquidity discount	10%

A liquidity discount is a significant unobservable input used to fair value the Fund’s investment in certain limited partnership interests. Increases/decreases in the liquidity discount rate would result in a lower/higher fair value measurement.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	23

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. The Fund has written options to hedge against the risk of fluctuations in the prices of securities held by the Fund or in an attempt to increase the Fund’s return. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	25

As of June 30, 2012, the Fund held written options contracts with credit related contingent features which had a liability position of $2,592,000. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended June 30, 2012, the Fund did not receive any commission rebates.

(h) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 6/30/12	Value per Unit/Share		Percent of Net Assets	Distributions Received	Open Commitments
Aston Capital Partners, LP	1,298,299	11/05		$ 1,298,299	$1,068,890	$0.82		0.12%	—	—
Domus Co. Investment Holdings LLC	95,000,000	4/07		95,000,000	2,147,000	0.02		0.23	—	—
Glam Media Inc., Series M-1, Preferred	1,590,393	12/11		15,379,368	8,254,140	5.19		0.89	—	—
Glam Media Inc., Series M-1, Preferred (Escrow)	113,600	12/11		1,098,527	530,625	4.67		0.06	—	—
Glam Media Inc., Series M-2, Preferred (Escrow)	113,599	12/11		1,098,527	471,663	4.15		0.05	—	—
Glam Media Inc., Note 9%	3,486,219	12/11		6,495,632	3,486,219	100.00		0.38	—	—
Glam Media Inc., Note 9% (Escrow 1)	249,016	12/11		463,975	224,114	90.00		0.02	—	—
Glam Media Inc., Note 9% (Escrow 2)	249,015	12/11		463,973	199,212	80.00		0.02	—	—
Pangaea One, LP	51,218,258	—	A	51,218,258	41,906,779	0.82		4.53	—	$13,669,353	B
Sermo Inc., Series C, Preferred	2,783,874	8/07		25,000,000	3	0.00	*	0.00	—	—
Sermo Inc., Convertible Demand Note	1,222,445	—	C	1,222,445	2,200,401	180.00		0.24	—	—

26	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 6/30/12	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Sermo Inc., Convertible Demand Note	488,978	—	D	$ 488,978	$977,956	$200.00	0.11%	—	—
				$199,227,982	$61,467,002		6.65%	—	$13,669,353

A	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, and 6/12.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2012, the Fund had open commitments of $13,669,353.

C	Acquisition dates were 12/09 and 2/10.

D	Acquisition dates were 1/12, 4/12 and 6/12.

*	Value per unit/share is less than $0.01.

(i) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Trustees and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	27

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with LMM LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Capital Management, LLC (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

28	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Legg Mason Partners Funds Advisor, LLC (“LMPFA”) serves as administrator to the Fund under administration services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). LMM is also an affiliate of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2012, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$13,000

*	Amount represents less than $1,000.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and three Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$172,611,942
Sales	329,626,036

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$225,003,739
Gross unrealized depreciation	(223,622,170)
Net unrealized appreciation	$1,381,569

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	29

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	44,498	$1,736,723
Options written	1,296	2,588,054
Options closed	—	—
Options exercised	—	—
Options expired	(44,498)	(1,736,723)
Written options, outstanding as of June 30, 2012	1,296	$2,588,054

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$5,702,400
LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$2,592,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$1,736,723

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options	$(1,896,048)
Written options	(1,696,171)
Total	$(3,592,219)

30	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$814,629
Written options	376,643

5. Class specific expenses

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and payable monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of the average daily net assets of each class, respectively, subject to the authority of the Board of Trustees to set a lower amount. The Board of Trustees has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Class FI shares, respectively.

For the six months ended June 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$55,365	$29,094
Class C	3,234,686	788,121
Class R	9,151	11,289
Class FI	24,577	16,576
Class I	—	49,358
Total	$3,323,779	$894,438

6. Distributions to shareholders by class

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	—	$326,865
Class C	—	—
Class R	—	14,078
Class FI	—	62,698
Class I	—	3,096,363
Total	—	$3,500,004

7. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	31

purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2012.

Effective March 8, 2012, the Fund may borrow for investment purposes, also known as “leveraging,” from a $125 million line of credit (“Leveraging Credit Agreement”). This Leveraging Credit Agreement continues in force indefinitely and is terminable only upon 180 days written notice from the lender. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The interest on the borrowings under the Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution.

Prior to March 8, 2012, the Fund was allowed to borrow from a $200 million line of credit. Prior to March 1, 2012, the Fund was allowed to borrow from separate lines of credit totaling $300 million. Borrowings under those lines of credit bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin.

For the six months ended June 30, 2012, the Fund had average daily borrowings of $101,711,538 at an average annual interest rate of 1.12%. As of June 30, 2012, the Fund had $90,000,000 in borrowings outstanding.

8. Shares of beneficial interest

At June 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized with a par value of $0.001 for the Fund’s Class A, Class C, Class R, Class FI and Class I, respectively.

32	Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	472,270	$4,249,109	1,211,438	$11,096,816
Shares issued on reinvestment	—	—	31,552	321,206
Shares repurchased	(936,937)	(8,097,231)	(4,373,281)	(41,229,817)
Net decrease	(464,667)	$(3,848,122)	(3,130,291)	$(29,811,795)

Class C
Shares sold	1,356,902	$11,481,846	2,924,617	$27,038,785
Shares repurchased	(12,401,266)	(104,549,157)	(42,886,679)	(394,418,666)
Net decrease	(11,044,364)	$(93,067,311)	(39,962,062)	$(367,379,881)

Class R
Shares sold	130,017	$1,149,209	286,043	$2,899,760
Shares issued on reinvestment	—	—	1,347	14,078
Shares repurchased	(254,442)	(2,274,669)	(1,214,068)	(11,074,639)
Net decrease	(124,425)	$(1,125,460)	(926,678)	$(8,160,801)

Class FI
Shares sold	1,520,354	$14,114,698	642,851	$5,536,463
Shares issued on reinvestment	—	—	5,936	62,503
Shares repurchased	(383,265)	(3,369,670)	(1,233,155)	(12,494,861)
Net increase (decrease)	1,137,089	$10,745,028	(584,368)	$(6,895,895)

Class I
Shares sold	793,359	$7,272,933	7,017,467	$68,658,509
Shares issued on reinvestment	—	—	259,525	2,815,846
Shares repurchased	(3,242,918)	(30,058,238)	(17,646,588)	(166,716,036)
Net decrease	(2,449,559)	$(22,785,305)	(10,369,596)	$(95,241,681)

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2012:

	Affiliate Mkt Value at 12/31/11	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 6/30/12	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Ellington Financial LLC	$46,860,793	—	—	$20,115,663	957,280	$2,542,668	$37,494,356	$(1,054,614)
Market Leader Inc.	11,410,044	—	—	1,399,057	247,797	—	19,818,655	(486,808)
Pangaea One, LP	36,340,588	$8,282,781	N/A	—	N/A	—	41,906,779	—

Legg Mason Capital Management Opportunity Trust 2012 Semi-Annual Report	33

	Affiliate Mkt Value at 12/31/11	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 6/30/12	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Sermo Inc., Series C, Preferred	$1,586,808	—	—	—	—	—	$3	—
Sermo Inc., Convertible Demand Note	855,711	—	—	—	—	—	2,200,401	—
Sermo Inc., Convertible Demand Note	—	$488,978	$488,978	—	—	—	977,956	—
	$97,053,944	$8,771,759		$21,514,720		$2,542,668	$102,398,150	$(1,541,422)

10. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $2,036,117,211, of which $89,516,673 does not expire, $1,124,817,098 expires in 2016 and $821,783,440 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward the capital losses of $89,516,673 for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Capital Management

Opportunity Trust

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

LMM LLC

Investment adviser

Legg Mason Capital Management, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Capital Management Opportunity Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012840 8/12 SR12-1741

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Investment Trust

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Investment Trust

Date:	August 23, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Investment Trust

Date:	August 23, 2012